AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made this 25th day of August, 1999, by and among Catalog.com, Inc., an Oklahoma corporation (the "Corporation"), and the persons listed on Schedule I hereto (collectively, the "Holders," each a "Holder"), each of whom has executed a signature page hereto.

                              W I T N E S S E T H:

         WHEREAS, the execution of this Agreement by the Corporation and the Holders is a condition to the purchase by the Holders of Series B Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), pursuant to the terms of that certain Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement"); and

          WHEREAS, on February 26, 1996, Ethos Communication Corp., an Oklahoma corporation, the predecessor to the Corporation, and BancFirst Investment Corp., an Oklahoma corporation ("BIC") entered into that certain Registration Rights Agreement (the "Original Agreement");

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following -------------------- respective meanings:

                  "Commission"   shall   mean  the   Securities   and   Exchange
         Commission, or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean the Common Stock, $.01 par value, of the Corporation, as constituted as of the date of this Agreement.

                  "Corporation" shall have the meaning given to such term in the preamble hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" or "Holders" shall have the meaning given such term in the preamble hereto.

                  "Preferred Stock" shall have the meaning given in the recitals hereto.

                  "Registrable Securities" shall mean the shares of Common Stock held by a Holder or issuable upon conversion of the Preferred Stock held by the Holders, as adjusted for events under Section 8, but excluding securities which have been: (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                  "Registration Expenses" shall mean the expenses so described in Section 6.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling  Expenses"  shall mean the  expenses so  described in
Section 4.

         2. Notice of Proposed Transfer. Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Sections 3 or 4), the Holder thereof shall give written notice to the Corporation of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Corporation, shall be accompanied by an opinion of counsel satisfactory to the Corporation to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the Holder shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to an affiliated corporation, partnership, limited liability companpy or limited liability partnership. Each certificate for Shares transferred as above provided shall bear an appropriate restrictive legend required under the Securities Act, except that such certificate shall not bear such legend if: (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act); or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Corporation) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 2 shall not apply to securities which are not required to bear such legend.

         3. Required Registration. (a) At any time, or from time to time following the earlier to occur of: (i) six (6) months following the closing of an initial public offering, or (ii) the fourth anniversary of this Agreement, the Holders constituting at least 50% of the total Registrable Securities then outstanding may request the Corporation to register under the Securities Act all or any portion of the Registrable Securities held by the requesting Holders for sale in the manner specified in such notice, provided that the number of Registrable Securities for which registration has been requested shall constitute at least 20% of the total Registrable Securities originally issued to the requesting Holders if the requesting Holders shall request the registration of less than all shares of Registrable Securities then held by them (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $10,000,000); provided, however, such registration shall be required only if the aggregate offering price of such offering exceeds $15,000,000. The only securities which the Corporation shall be required to register pursuant hereto shall be shares of Common Stock, provided, however, that, in any underwritten public offering contemplated by this Section 3 or Section 4, the Holders of Preferred Stock shall be entitled to sell such Preferred Stock to the underwriters for conversion, exercise and sale of the shares of Common Stock issued upon conversion or exercise thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3 within 120 days after the effective date of a registration statement filed by the Corporation covering a firm commitment underwritten public offering in which the requesting Holders shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

                  (b) Following receipt of notice under Section 3(a), the Corporation shall immediately notify all Holders of Registrable Shares from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of Registrable Securities specified in such notice (and in all notices received by the Corporation from other Holders within 30 days after the giving of such notice by the Corporation). If such method of disposition shall be an underwritten public offering, the requesting Holders of a majority of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Corporation, which approval shall not be unreasonably withheld or delayed. The Corporation shall be obligated to register Registrable Securities pursuant to Section 3(a) on two occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                  (c) If at any time during one six (6) month period (i) a Holder or Holders request that the Corporation file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting Holder or Holders, the reasonable anticipated aggregate price to the public of which would exceed $15,000,000 (net of allowances, discounts, and underwriting expenses); and (ii) the Corporation is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Corporation shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Corporation is required by this Section 3(c) to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of this Section 3 (including but not limited to the requirement that the Corporation notify all Holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 3(c), and provided, further, however, that the requirements contained in the first sentence of Section 3(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 3(c).

                  (d) The Corporation shall be entitled to include in any registration statement referred to in this Section 3, for sale in accordance with the method of disposition specified by the requesting Holder, shares of Common Stock to be sold by the Corporation for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the shares to be sold. Except for registration statements on Form S-4, S-8 or any successor forms thereto, the Corporation will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this
Section 3 until the completion of the period of distribution of the registration contemplated thereby.

         4. Incidental Registration. If the Corporation at any time (other than pursuant to Section 3) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to the Holders at least 30 days prior to such filing of its intention to do. Upon the written request of any such Holder, received by the Corporation within 30 days after the giving of any such notice by the Corporation, to register any of its Registrable Securities, the Corporation will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation, all to the extent requisite to permit the sale or other disposition by the Holders of the Registrable Securities so registered. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of Registrable Securities owned by such Holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein, provided, however, (i) such number of Registrable Securities shall not be reduced if any Registrable Securities are to be included in such underwriting for the account of any person other than the Corporation or the requesting Holders; (ii) the shares held by officers of the Corporation shall be reduced before any held by Holders are reduced; and (iii) in no event may less than 30% of the total number of shares of Common Stock to be sold in such underwriting be made available for Registrable Securities held by the requesting Holders. Notwithstanding the foregoing provisions, the Corporation may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the Holders.

          5. Registration Procedures. If and whenever the Corporation is required by the provisions of ------------------------ Sections 3 or 4 to use its best efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Corporation will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3(a) shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the Holders' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each Holder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holders or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Corporation is then listed;

                  (f) immediately notify each Holder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Corporation has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) if the offering is underwritten and at the request of a Holder, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to the Holders, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel; and (ii) a letter dated such date from the independent public accountants retained by the Corporation, addressed to the underwriters and the Holders, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Corporation included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (h) make available for inspection by each Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         For purposes of Section 5(a) and 5(b), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 120 days after the effective date thereof.

         In connection with each registration hereunder, each Holder will furnish to the Corporation in writing such information with respect to it and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Sections 3 and 4 covering an underwritten public offering, the Corporation and each Holder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Corporation's size and investment stature.

         6. Expenses. All expenses incurred by the Corporation in complying with Sections 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including Corporation counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the Holders, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares are called "Selling Expenses".

         The Corporation will pay all Registration Expenses in connection with each registration statement under Sections 3 or 4. All Selling Expenses in connection with each registration statement under Sections 3 or 4 shall be borne by the Holders in proportion to the number of shares sold by them to the number of shares sold by participating sellers other than the Corporation (except to the extent the Corporation shall be a seller) as they may agree.

         7. Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 3 or 4, the Corporation will indemnify and hold harmless each Holder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls each such Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Sections 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 3 or 4, each Holder will indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of the Securities Act, each officer of the Corporation who signs the registration statement, each director of the Corporation, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Sections 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as a seller, furnished in writing to the Corporation by such Holder specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of such Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by the indemnified  party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) a Holder, or any controlling person thereof, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Corporation and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Corporation is responsible for the remaining portion; provided, however, that, in any such case, (A) such Holder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         8. Changes in Capital Stock. If, and as often as, there is any change in the Common Stock of the Corporation by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby relative to the Registrable Securities shall continue with respect to the Common Stock as so changed.

         9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Corporation under the Securities Act shall have become effective, the Corporation agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

                  (c) furnish to each Holder forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration.

          10. Representations and Warranties of the Corporation. The Corporation represents and warrants to
               ---------------------------------------------------

each Holder as follows:

                  (a) The execution, delivery and performance of this Agreement by the Corporation have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Corporation or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation.

                  (b) This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms.

         11.      Miscellaneous.
                  -------------

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

                  (b) Any notice relating to this Agreement shall be deemed sufficiently given and served for all purposes if given by a telegram filed, charges prepaid, or a writing deposited in the United States mail, postage prepaid and registered or certified within the Continental United States, addressed as follows:

                  If to the Corporation: Catalog.com, Inc.
                                        14000 Quail Springs Parkway, Suite 3600
                                        Oklahoma City, Oklahoma 73134

                              Attn: Robert W. Crull

                  If to a Holder: To the Address Set Forth on Schedule I

         Any notice so duly send by mail shall be deemed given two (2) days after deposit in a proper governmental mailing facility and any notice given by telegram shall be deemed given on the day such notice is delivered to the telegram company, charges paid.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma.

                  (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Corporation and the Holders who hold a majority of the Registrable Securities at the time of such waiver.

                  (e)  This   Agreement   may  be   executed   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Corporation, each Holder shall agree not to sell publicly any Registrable Securities (other than Registrable Securities being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Corporation on a fully diluted basis and all executive officers and directors of the Corporation shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 11(f).

                  (g) Notwithstanding the provisions of Section 3(a), the Corporation's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 60 days in any 24-month period if there exists at the time material non-public information relating to the Corporation which, in the reasonable opinion of the Corporation, should not be disclosed.

                  (h) The Corporation shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

                  (i) The rights of any Holder hereunder may be assigned to (i) any transferee who acquires 50,000 shares of Registrable Securities; (ii) a successor entity; (iii) to an entity pursuant to a reorganization or recapitalization of a Holder; or (iv) to a partner of a Holder.

                  (j) For any Registrable Securities held by any Holders, the provisions of Sections 3 and 4 hereof shall terminate at such time as such Registrable Securities may be sold within any three (3) month period pursuant to Rule 144. Further, the provisions of Section 3(a) shall terminate on the fifth anniversary of this Agreement.

                  (k) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

                                                     CATALOG.COM, INC.

                                  By:__________________________________________
                                                     Robert W. Crull
                                                 Chief Executive Officer

RICHMONT OPPORTUNITY FUND, L.P.

By: Richmont Opportunity Management Partners, L.P.,
its General Partner

By: Richmont Investment Management,L.L.C.,
its General Partner

By: /s/ J. Brett Robertson
--------------------------


Title: President

RICHMONT OPPORTUNITY PARTNERS, LTD.

By: Richmont Opportunity Management Partners,
L.P., its Attorney-in-Fact

By: Richmont Investment Management,L.L.C.,
its General Partner

By: /s/ J. Brett Robertson
--------------------------


Title: President

BANCFIRST INVESTMENT CORPORATION

By:_____________________________________
T. Kent Faison, President




-----------------------------------------
Gaylan D. Yates

----------------------------------------
Brad Kurtz

-------------------------------------------
Dean Kurtz

-------------------------------------------
Rodric M. Phillips, Jr., M.D.


---- -----------------------------------
Richard A. Ruffin

------------------------------------------
William J. Perkins

--------------------------------------------
James M. Odor

--------------------------------------------
Randel W. Green

--------------------------------------------
*William Brown

--------------------------------------------
*Steven Kregg Jodie

---------------------------
*William John Philip Rochon
---------------------------
*William H. Randall
---------------------------
*Anton Whiley

---------------------------
*Caleb Hayhoe

RICHMONT TRADING ASIA-PACIFIC LIMITED
By:______________________________________________



------------------------------------------
*Timothy H. Mitchell

----------------------------------------------

                                                     Alan W. Tompkins
                                  ---------------------------------------------
                                                     J. Brett Robertson

---------------------------------
*By J. Brett Robertson, Attorney-in-Fact

                                   SCHEDULE I

                 HOLDERS OF SERIES B CONVERTIBLE PREFERRED STOCK

                  Richmont Opportunity Fund, L.P.
                  c/o J. Brett Robertson
                  16251 Dallas Parkway, 7th Floor
                  Addison, TX   75001

                  Richmont Opportunity Partners, Ltd.
                  c/o J. Brett Robertson
                  16251 Dallas Parkway, 7th Floor

                  Addison, TX   75001

                  Gaylan D. Yates

                  3201 N.W. 206th
                  Edmond, Oklahoma   73003-9034

                  Brad Kurtz
                  22784 Wild Irishman Rd.
                  Rapid City, South Dakota   57702

                  Dean Kurtz
                  6149 Timberline Rd. West
                  Rapid City, South Dakota   57702

                  Rodric M. Phillips, M.D.
                  1649 Saratoga Way
                  Edmond, Oklahoma   73003

                  Richard A. Ruffin
                  1502 Drury Lane

                  Oklahoma City, Oklahoma   73116

                  William J. Perkins
                  19500 N. Indian Meridian Road
                  Luther, Oklahoma   73054

                  James M. Odor

                  3433 N.W. 56th
                  Oklahoma City, Oklahoma   73112

                  Randel W. Green

                  7017 N.W. 129th
                  Oklahoma City, Oklahoma   73142

                  William Brown
                  16251 Dallas Parkway, 7th Floor
                  Addison, Texas   75001

                  Steven Kregg Jodie
                  16251 Dallas Parkway, 7th Floor
                  Addison, Texas   75001

                  William John Philip Rochon
                  17855 Dallas Parkway, 2nd  Floor
                  Dallas, Texas   75287

                  William H. Randall
                  4300 Westgrove Drive
                  Addison, Texas   75001

                  Anton Whiley
                  4300 Westgrove Drive
                  Addison, Texas   75001

                  Caleb Hayhoe
                  4300 Westgrove Drive
                  Addison, Texas   75001

                  Richmont Trading Asia-Pacific Limited
                  4300 Westgrove Drive
                  Addison, Texas   75001

                  Timothy H. Mitchell
                  4300 Westgrove Drive
                  Addison, Texas   75001

                  Alan W. Tompkins
                  6979 Bob O Link Drive
                  Dallas, Texas   75214

                  J. Brett Robertson
                  16251 Dallas Parkway, 7th Floor
                  Addison, Texas   75001